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EXHIBIT 10.44



                                                                       EXHIBIT C


            SECOND AMENDMENT TO CHANGE OF CONTROL SEVERANCE AGREEMENT

         Reference is made to that certain Agreement, dated as of February 23, 1994 (the "Original Agreement"), between the undersigned, Joseph M. Tucci, as "Executive" and Wang Laboratories, Inc., as the "Company", as amended by a First Amendment executed by the Executive and the Company on August 21, 1995 (the "First Amendment" and the Original Agreement as amended by the First Amendment, the "Agreement").

         Based on good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be bound hereby, the parties agree that the date referred to in the first paragraph of the First Amendment as the date of the Original Agreement should be February 23, 1994 rather than April 26, 1995 and further agree as follows:

(1)      The last sentence of Section 2 of the Agreement is hereby amended by
         (a) inserting the words "(other than the Non-Qualified Long Term Incentive Option granted March 26, 1997) or restricted shares of the Company's common stock" between the words "stock" and "awarded" in clause (ii) thereof, (b) inserting the words "or all restrictions thereon shall terminate, as the case may be," between the words "exercisable" and "upon" in clause (ii) thereof and (c) inserting the words "or restricted shares" between the words "option" and "or" in clause (ii) thereof.

(2) Section 16(K)(i) of the Agreement is hereby amended by adding the following at the end thereof after the word "Control" and before the semicolon:

                  ", including, but not limited to, the Executive's removal by the Company as Chairman of the Board or Chief Executive Officer of the Company"


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The parties hereby ratify the Agreement as amended hereby without further changes. This Second Amendment to the Agreement is executed as a document under seal this 26th day of March 1997.

                                            WANG LABORATORIES, INC.



AGREED:                                     By: /s/ Joseph J. Kroger
                                                ----------------------
                                                Joseph J. Kroger
                                                Chairman, Organization,
                                                Compensation and Nominating
/s/ Joseph M. Tucci                             Committee of Board
-------------------                             of Directors
Joseph M. Tucci





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